UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 2011
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive, Suite 234
Shelton, Connecticut 06484
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(Address of principal executive offices) (Zip Code)

(203) 404-0450
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Item 8.01                      Other Events.

On December 27, 2007 the Registrant through its subsidiary Royal Invest Europe B.V., closed on the various real estate acquisitions in The Netherlands that it has disclosed in the past in its Form 8-K Current Report filing for a total market value of €97.626.379,25 (approximately $142,534,513.70 US), The acquisitions were financed by a new mortgage for € 79.866.194,25 (approximately $116,604,643.60 US) from the Bank of Scotland and an additional € 17.760.185,00 ($25,929,870.10 US) in equity financing.

On February 15, 2011 the Bank of Scotland filed for bankruptcy proceeding against Royal Invest Europe BV and its subsidiaries for failure to pay the mortgages in accordance with said financing agreements due to adverse changes in the real estate market in the Netherlands and therefore has requested from the Court in the Netherlands for a hearing date on March 8, 2011.  The Registrant is attempting to work with the bank and their attorneys to resolve the dispute.  The Registrant at this time does not know what will be the outcome of the proceeding.  If the court grants the request from the bank, a receiver will be appointed by the court to liquidate the assets.  If that happens, the Registrant, will lose its sole operating subsidiary and that may force it to file for bankruptcy protection in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST INTERNATIONAL CORP.
(Registrant)

Date: February 18, 2011	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: February 18, 2011	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)